================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K


                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                          July 18, 2001 (July 13, 2001)



                                  TRAFFIX, INC.
             (Exact name of registrant as specified in its charter)





Delaware                                      0-27046                     22-3322277
(State or other jurisdiction of               (Commission                 (I.R.S. Employer
incorporation or organization)                File Number)                Identification No.)



One Blue Hill Plaza
Pearl River, New York                                                     10965
(Address of principal executive offices)                                  (Zip Code)




Registrant's telephone number, including area code: (845) 620-1212

                                  TRAFFIX, INC.
                                INDEX TO FORM 8-K
                FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                  JULY 18, 2001


                                ITEMS IN FORM 8-K


                                                                                       Page
                                                                                       ----
Facing page

Item 5.               Other Events                                                       3


Item 7.               Financial Statements and Exhibits                                  4


Signatures

Exhibit Index

ITEM 5. OTHER EVENTS.

        On July 13, 2001, the Company entered into a Redemption Agreement with Jay Greenwald, a principal shareholder and director of and consultant to the Company, the material terms of which are as follows:

        (a) The Company agreed to redeem from Mr. Greenwald, and Mr. Greenwald agreed to sell to the Company, 2 million shares (the "Shares") of the Company's common stock, par value $.001 per share (the "Common Stock"), at a price of $3.00 per share for aggregate consideration of $6 million.

        (b) Mr. Greenwald agreed that, for a period of 12 months from and after the consummation of the transactions contemplated by the Redemption Agreement, he will not sell, assign, transfer or otherwise dispose of any securities of the Company owned by him, except that he will be permitted to donate any of such securities to a bona fide charitable organization.

        (c) Mr. Greenwald tendered his resignation as a member of the Company's Board of Directors and as a consultant to the Company. Pursuant to such resignation, the December 22, 2000 Letter Agreement by and between Mr. Greenwald and the Company, pursuant to which, inter alia, Mr. Greenwald was appointed a consultant to the Company, was terminated.

        (d) In consideration of the payments being made by the Company to Mr. Greenwald for the Shares, for a period of one (1) year after the consummation of the transactions contemplated by the Redemption Agreement, Mr. Greenwald agreed not to directly or indirectly, or through any other person, firm, company, entity or enterprise, whether as an employee, consultant, independent contractor, owner, shareholder, officer, director, partner, joint venturer, member or otherwise, except as an employee of the Company:

                (i) directly or indirectly, endeavor to entice away from the employ of the Company or otherwise negatively influence the relationship of the Company with any individual, partnership, firm, corporation or other business organization that is employed by the Company, or is otherwise performing services or is selling products to the Company; or

                (ii) attempt in any manner to persuade, directly or indirectly, any person or entity, including, but not limited to, the customers of the Company, to cease doing business or to reduce the amount of business with the Company which any such customer has customarily done or contemplates doing with the Company; or

                (iii) become a greater than 5% owner, employee, independent contractor, consultant or other advisor to certain delineated entities.

        The transactions contemplated by the Redemption Agreement were approved by the Company's Board of Directors on July 13, 2001 and on July 17, 2001, such transactions, including the payment to Mr. Greenwald of $2 million, were consummated.

        The foregoing is a summary of the Redemption Agreement and the transactions contemplated thereby and should be read in conjunction with the Redemption Agreement, a copy of which is included as an exhibit to this Current Report on Form 8-K.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

        (a)     EXHIBITS

EXHIBIT
NUMBER          DESCRIPTION
------          -----------

10.1* Redemption Agreement, dated as of July 16, 2001, by and between the Company and Jay Greenwald.

10.2 Letter Agreement, dated as of December 22, 2000, by and between the Company and Jay Greenwald. (1)

-----------------------------

*       Filed herewith.

(1) Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on December 26, 2000 and incorporated herein by reference.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 18, 2001                            TRAFFIX, INC.




                                                By:/s/ Jeffrey L. Schwartz
                                                   -----------------------------
                                                   Jeffrey L. Schwartz
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
------          -----------

10.1* Redemption Agreement, dated as of July 16, 2001, by and between the Company and Jay Greenwald.

10.2 Letter Agreement, dated as of December 22, 2000, by and between the Company and Jay Greenwald. (1)

-----------------------------

*       Filed herewith.

(1) Filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Commission on December 26, 2000 and incorporated herein by reference.